Subsequent event	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent event
14.	Subsequent event

On January 16, 2012 the Company concluded its sale of the remaining farm operating assets and real property in Ontario for total cash consideration of $1,850,000 in accordance with the terms and conditions of the Agreement dated September 14, 2011 which was approved by the Company’s shareholders at a special meeting on October 28, 2011 as disclosed in Note 3.